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                                                                    EXHIBIT 1.1


                          UNITED PARCEL SERVICE, INC.

                              CLASS B COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)

                                   ---------

                             UNDERWRITING AGREEMENT


                                                                  July ___, 2002


Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         Certain shareowners named in Schedule I hereto (the "Selling Shareowners") of United Parcel Service, Inc., a Delaware corporation (the "Company"), propose, subject to the terms and conditions stated herein, to issue and sell to you as Underwriter (the "Underwriter") an aggregate of ____________ shares (the "Shares") of Class B Common Stock, par value $.01 per share ("Class B Stock"), of the Company.

         1. (a) The Company represents and warrants to, and agrees with, you that:

                  (i) A registration statement on Form S-3 (File No. 333-86468) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement


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         became effective, each as amended at the time such part of the Initial
         Registration Statement became effective or such part of the Rule
         462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Goldman, Sachs & Co. expressly for use therein or by a Selling Shareowner expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                  (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Goldman, Sachs & Co. expressly for use therein;

                  (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of


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         the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Goldman, Sachs & Co. expressly for use therein or by a Selling Shareowner expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                  (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development reasonably likely to result in a material adverse change, in or affecting the business, financial condition, shareowners' equity or results of operations of the Company and its subsidiaries taken as a whole;

                  (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) The Company and each of its subsidiaries that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X (a "Significant Subsidiary"), including without limitation United Parcel Service, Inc., a New York corporation ("UPS-New York"), United Parcel Service, Inc., an Ohio corporation ("UPS-Ohio"), United Parcel Service Co., a Delaware corporation ("UPSCo"), and UPS Worldwide Forwarding, Inc. a Delaware corporation ("WWF"), have title to all real property and title to all personal property owned by them that is material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not, singly or in the aggregate, have a material adverse affect on the Company and its subsidiaries taken as a whole;

                  (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;


                  (ix) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of Class B Stock and Class A Common Stock, par value $.01 per share (the "Class A Stock" and, together with the Class B Stock, the "Stock"), have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Class A Stock are convertible into shares of Class B Stock as described in the Prospectus and all of the issued shares of Stock conform to the description of the Stock contained in the Prospectus; the Company has no shares of capital stock outstanding other than the Stock; and all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid



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         and non-assessable and are owned directly or indirectly by the
         Company, free and clear of all adverse claims;

                  (x) The Shares to be sold by the Selling Shareowners to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered upon conversion of shares of Class A Stock owned by such Selling Shareowners, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                  (xi) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Significant Subsidiary is a party, or by which the Company or any Significant Subsidiary is bound, that is material to the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Significant Subsidiary; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained by the Company for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or any applicable law, rule or regulation of any foreign jurisdiction in connection with the purchase and distribution of the Shares by the Underwriter;

                  (xii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any Significant Subsidiary is a party or of which any property of the Company or any Significant Subsidiary is the subject that are required to be described in the Registration Statement and the Prospectus and are not so described;

                  (xiii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be, required to register as an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (xiv) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (xv) Except as set forth in or contemplated by the Prospectus, the Company and each Significant Subsidiary (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any


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         such permit, license or approval, except where such noncompliance with
         Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (xvi) Except as set forth in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including without limitation any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (xvii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement;

                  (xviii)   The Company and the Significant Subsidiaries possess
         all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct the business of the Company and the Significant Subsidiaries in all material respects as described in the Prospectus, and neither the Company nor any Significant Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries taken as a whole, except as described in the Prospectus; and

                  (xix) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that
         (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability of assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


         (b) Each of the Selling Shareowners severally, and not jointly, represents and warrants to, and agrees with, you and the Company that:


                  (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareowner of this Agreement and the Power of Attorney and the Letter Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Shareowner hereunder, have been obtained; and such Selling Shareowner has full right, power and authority to enter into this Agreement, the Power-of-Attorney and the Letter Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareowner hereunder;

                  (ii) The sale of the Shares to be sold by such Selling Shareowner hereunder and the compliance by such Selling Shareowner with all of the provisions of this Agreement,


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         the Power of Attorney and the Letter Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareowner is a party or by which such Selling Shareowner is bound or to which any of the property or assets of such Selling Shareowner is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Shareowner if such Selling Shareowner is a corporation, the constitutive documents of such Selling Shareowner if such Selling Shareowner is an entity other than a corporation or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareowner or the property of such Selling Shareowner;

                  (iii) Such Selling Shareowner has, and immediately prior to the Time of Delivery (as defined in Section 4 hereof) such Selling Shareowner will have, good and valid title to the shares of Class A Stock that will convert automatically into the Shares to be sold by such Selling Shareowner hereunder, free and clear of all adverse claims; and, upon delivery of such Shares and payment therefor pursuant hereto, title to such Shares, free of adverse claims, will pass to the Underwriter;

                  (iv) Such Selling Shareowner has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (v) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareowner expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (vi) In order to document the Underwriter's compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareowner will deliver to you prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  (vii) Such Selling Shareowner has duly executed and delivered a Letter Agreement, in the form heretofore furnished to you (the "Letter Agreement"), to Mellon Investor Services LLC, as agent (the "Agent"), pursuant to which such Selling Shareowner has irrevocably instructed the Agent to credit by book entry to an account designated by Goldman, Sachs & Co. all of the Shares to be sold by such Selling Shareowner as provided in the Letter Agreement, and such Selling Shareowner has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule I hereto, and each of them, as such Selling Shareowner's attorneys-in-fact (the "Attorneys-in-Fact") with


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         authority to execute and deliver this Agreement on behalf of such
         Selling Shareowner, to determine the purchase price to be paid by the Underwriter to the Selling Shareowners as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareowner hereunder and otherwise to act on behalf of such Selling Shareowner in connection with the transactions contemplated by this Agreement and the Letter Agreement; and

                  (viii) The shares of such Selling Shareowner's Class A Stock held in book-entry form at Mellon Investor Services LLC, the transfer agent, that are covered by such Selling Shareowner's Letter Agreement are subject to the interests of the Underwriter hereunder; the arrangements made by such Selling Shareowner under the Letter Agreement, and the appointment by such Selling Shareowner of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of such Selling Shareowner hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareowner or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareowner or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Shareowner in accordance with the terms and conditions of this Agreement and of such Selling Shareowner's Letter Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney granted by such Selling Shareowner shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Agent, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

         2. Subject to the terms and conditions herein set forth, each of the Selling Shareowners agrees, severally and not jointly, to sell to you, and you agree to purchase from each of the Selling Shareowners, at a purchase price per share of $____, the number of Shares set forth opposite their respective names in Schedule I hereto.

         3. Upon the authorization by you of the release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.


         4. (a) The Shares to be purchased by you hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Selling Shareowners shall be delivered by or on behalf of each Selling Shareowner to Goldman, Sachs & Co., through the facilities of the Depository Trust Company ("DTC"), for your account, against payment by you of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by each of the Selling Shareowners, as their interests may appear, to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York time, on July __, 2002, or such other time and date as Goldman, Sachs & Co. and the Selling Shareowners may agree upon in writing. Such time and date are herein called the "Time of Delivery".



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         (b)      The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriter pursuant to Section 7(l) hereof, will be delivered at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, NY 10166 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5.       The Company agrees with the Underwriter:

                  (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall


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


         have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
         158);

                  (e) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

                  (f) Upon your request, to furnish, or cause to be furnished, to you an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by the Underwriter for the purpose of facilitating the on-line offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

         6. The Company and each of the Selling Shareowners covenant and agree with one another and with the Underwriter that (a) such Selling Shareowner will pay or cause to be paid a pro rata share (based on the number of Shares to be sold by such Selling Shareowner hereunder) of the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares;
(iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue

Sky survey; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange and (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriter in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; and (b) the Company will pay or cause to be paid: (i) the cost of preparing stock certificates; (ii) the cost and charges of any transfer agent or registrar; (iii) the fees, disbursements and expenses of Gibson, Dunn & Crutcher LLP as counsel for the Underwriter that are not referred to in clauses (a)(iii) or (a)(v) above; and (iv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (c) such Selling Shareowner will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareowner's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Shareowner, (ii) such Selling Shareowner's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Agent, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareowner to the Underwriter hereunder. In connection with clause (c)(iii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and each Selling Shareowner agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Shareowners shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 8 and 10 hereof, the Underwriter will pay all of its own costs and expenses, other than the fees, disbursements and expenses of its counsel referred to above, including stock transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.

         7. The obligations of the Underwriter hereunder shall be subject, in your discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareowners herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Selling Shareowners shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) Gibson, Dunn & Crutcher LLP, counsel for the Underwriter, shall have furnished to you such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated the Time of Delivery, with respect to the matters covered in paragraphs (i), (ii), (iii), (iv), (vi) and (vii) of subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) King & Spalding, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii)     The Company has an authorized
                  capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

                           (iii) This Agreement has been duly authorized, executed and delivered by the Company;

                           (iv) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly summarize the matters referred to therein;

                           (v)      The Company is not required to be
                  registered as an "investment company", as such term is defined in the Investment Company Act;

                           (vi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and

                           (vii)    The Registration Statement and the
                  Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

                 In addition, such counsel shall state that although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (iv) of this Section 7(c), it has no reason to believe (A) that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration

         Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

                  (d) [Name], [Title] for the Company shall have furnished to you [his] written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                           (ii) Each Significant Subsidiary, including without limitation UPS-New York, UPS-Ohio, UPSCo and WWF, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all adverse claims;

                           (iii) After due inquiry, such counsel does not know of any legal or governmental proceedings pending to which the Company or any Significant Subsidiary is a party or of which any property of the Company or any Significant Subsidiary is the subject, that are required to be described in the Registration Statement or the Prospectus and are not so described;

                           (iv) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound that is material to the Company and its subsidiaries taken as a whole, (B) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or (C) result in any violation of any statute or any order, rule or regulation (except for federal and state securities laws and regulations, as to which counsel need not express any opinion under this clause (iv)) known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except in the case of clause (A) or (C) where such violation would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                           (v) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained by the Company for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or any applicable law, rule or regulation of any foreign jurisdiction in connection with the purchase and distribution of the Shares by the Underwriter;

                           (vi) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the rules and regulations of the Commission thereunder; and

                           (vii)    The Registration Statement and the
                  Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.

                 In addition, such counsel shall state that: (i) although such counsel does not assume responsibility for the accuracy, completeness or fairness of the statements contained in any of the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery, such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and (ii) although such counsel does do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe (A) that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

                  (e) The respective counsel for each of the Selling Shareowners, as indicated in Schedule I hereto, each shall have furnished to you their written opinion with respect to each of the Selling Shareowners for whom they are acting as counsel (a draft of each such opinion is attached as Annex II(d) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Power-of-Attorney and the Letter Agreement have been duly executed and delivered by such Selling Shareowner and constitute valid and binding agreements of such Selling Shareowner in accordance with their terms;

                           (ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Shareowner; and the sale of the Shares to be sold by such Selling Shareowner hereunder and the compliance by such Selling Shareowner with all of the provisions of this Agreement, the Power-of-Attorney and the Letter Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareowner is a party or by which such Selling Shareowner is bound or to which any of the property or assets of such Selling Shareowner is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Shareowner if such Selling Shareowner is a corporation or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareowner or the property of such Selling Shareowner;

                           (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Shareowner hereunder, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws or any applicable law, rule or regulation of any foreign jurisdiction in connection with the purchase and distribution of such Shares by the Underwriter;

                           (iv) Immediately prior to the Time of Delivery, the shares of Class A Stock to be converted into the Shares sold at the Time of Delivery by such Selling Shareowner under this Agreement were registered on the books of the Company in the name of such Selling Shareowner, such Selling Shareowner owned such Class A Stock free and clear of all adverse claims within the meaning of the Uniform Commercial Code, and such Selling Shareowner had full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareowner hereunder; and

                           (v) The Shares have been acquired, free and clear of all adverse claims, by the Underwriter who has purchased such Shares without notice of any adverse claim within the meaning of the Uniform Commercial Code.

         In rendering the opinions in paragraphs (ii) and (iii), such counsel may rely upon a certificate of such Selling Shareowner in respect of matters of fact confirming that no such breach or violation of the agreements or instruments referred to therein would result from, and no consent, approval, authorization or order of any court or governmental agency or body is required for, the consummation of the transactions contemplated hereby; provided that such counsel shall state that they have no reason to believe that reliance on the certificate is unreasonable. In rendering the opinion in paragraphs (iv) and (v), such counsel may rely upon a certificate of such Selling Shareowner in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Shares sold by such Selling Shareowner, provided that such counsel shall state that they have no reason to believe that reliance on the certificate is unreasonable;

                  (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of the Time of Delivery is attached as Annex I(b) hereto);

                  (g) Since the respective dates as of which information is given in the Prospectus neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business from any calamity, labor dispute or court or governmental action, order or decree, and there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development reasonably likely to result in a change, in or affecting the business, financial condition, shareowners' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which in any such case is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

                  (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                  (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange;
         (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

                  (j) The Shares at the Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

                  (k) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (l) The Company and the Selling Shareowners shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and of the Selling Shareowners, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareowners, respectively, herein at and as of the Time of Delivery, as to the performance by the Company and the Selling Shareowners of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections
         (a) and (f) of this Section.

         8. (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Goldman, Sachs & Co. expressly for use therein.

         (b) Each of the Selling Shareowners, severally but not jointly, will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Shareowner expressly for use therein; and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Shareowner shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Goldman, Sachs & Co. expressly for use therein; and provided, further, that the liability of a Selling Shareowner pursuant to this subsection (b) shall not exceed the product of the number of Shares sold by such Selling Shareowner and the initial public offering price of the Shares as set forth in the Prospectus.

         (c) The Underwriter will indemnify and hold harmless the Company and each Selling Shareowner against any losses, claims, damages or liabilities to which the Company or such Selling Shareowner may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Shareowner for any legal or other expenses reasonably incurred by the Company or such Selling Shareowner in connection with investigating or defending any such action or claim as such expenses are incurred.

         (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareowners on the one hand and the Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareowners on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareowners on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareowners bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareowners on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareowners and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) The obligations of the Company and the Selling Shareowners under this Section 8 shall be in addition to any liability which the Company and the respective Selling Shareowners may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Shareowner within the meaning of the Act.

         9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareowners and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or any of the Selling Shareowners, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareowner, and shall survive delivery of and payment for the Shares.

         10. If for any reason the Shares are not delivered by or on behalf of the Selling Shareowners as provided herein, each of the Selling Shareowners pro rata (based on the number of Shares to be sold by the Company and such Selling Shareowner hereunder) will reimburse the Underwriter for all out-of-pocket expenses reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Shares, but the Company and the Selling Shareowners shall then be under no further liability to the Underwriter except as provided in Sections 6 and 8 hereof.

         11. In all dealings with any Selling Shareowner hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareowner made or given by any or all of the Attorneys-in-Fact for such Selling Shareowner.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to you at 85 Broad Street, New York, New York 10004,
Attention: Registration Department (facsimile no: 212-___-____); if to any Selling Shareowner shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Shareowner at its address set forth in
Schedule I hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company and the Selling Shareowners and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareowner or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         13. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         16. The Company and the Selling Shareowners are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Underwriter imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you this letter and such acceptance hereof shall constitute a binding agreement among the Underwriter, the Company and each of the Selling Shareowners.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareowner represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareowner pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.


                                    Very truly yours,

                                    UNITED PARCEL SERVICE, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    ANNIE E. CASEY FOUNDATION
                                    UPS RETIREMENT PLAN
                                    UPS PENSION PLAN
                                    UPS THRIFT PLAN



                                    By:
                                       ----------------------------------------
                                       Name:
                                       As Attorney-in-Fact acting on behalf of
                                       each of the Selling Shareowners named in
                                       Schedule I to this Agreement


Accepted as of the date hereof at
        New York, NY

GOLDMAN, SACHS & CO.


By:
   ----------------------------------------
   Name:
   Title:

                                   SCHEDULE I


                                                                           TOTAL NUMBER OF
                                                                                SHARES
                                                                              TO BE SOLD
                                                                           ---------------
The Selling Shareowners:............................................
     Annie E. Casey Foundation(a)...................................
     UPS Retirement Plan(b).........................................
     UPS Thrift Plan(c).............................................
     UPS Pension Plan(d)............................................
                                                                           ---------------
         Total......................................................
                                                                           ===============

(a) Annie E. Casey Foundation is represented by Schnader Harrison Segal & Lewis LLP, 1600 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103, attention: Joseph J. Devine (facsimile no. 215-751-2205) and has appointed D. Scott Davis and Thomas Delbrook, and each of them, as the Attorneys-in-Fact for such Selling Shareowner.

(b) The UPS Retirement Plan is represented by [NAME AND ADDRESS OF COUNSEL] and has appointed D. Scott Davis and Thomas Delbrook, and each of them, as the Attorneys-in-Fact for such Selling Shareowner.

(c) The UPS Thrift Plan is represented by [NAME AND ADDRESS OF COUNSEL] and has appointed D. Scott Davis and Thomas Delbrook, and each of them, as the Attorneys-in-Fact for such Selling Shareowner.

(d) The UPS Pension Plan is represented by [NAME AND ADDRESS OF COUNSEL] and has appointed D. Scott Davis and Thomas Delbrook, and each of them, as the Attorneys-in-Fact for such Selling Shareowner.

                                    ANNEX I


         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriter to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder;

                  (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated statements of income, consolidated balance sheets, consolidated statements of shareowners' equity and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Underwriter; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations;

                  (iv) They have compared the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years and found them to be in agreement;

                  (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                  (vi) On the basis of limited procedures, not constituting an audit in accordance with auditing standards generally accepted in the United States of America, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) (i) the unaudited consolidated statements of income, consolidated balance sheets, consolidated statements of shareowners' equity and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of income, consolidated balance sheets, consolidated statements of shareowners' equity and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be conformity with accounting principles generally accepted in the United States of America;

                           (B) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited financial statements referred to in clause (A) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) any unaudited pro forma consolidated financial statements prepared by the Company included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareowners' equity, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (E) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause
                  (D) there were any decreases in consolidated net revenues or operating profit or the total or basic or diluted per share amounts of consolidated net income, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with auditing standards generally accepted in the United States of America, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.